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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (earliest event reported): December 8, 1998





                         Rocky Mountain Internet, Inc.
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            (Exact name of registrant as specified in its charter)




           Delaware                 001-12063                84-1322326
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 (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)          File Number)         Identification No.)



     1099 Eighteenth Street, 30th Floor, Denver, Colorado      80202
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          (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:  (303) 672-0700
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          (Former name or former address, if changed since last report.)

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On December 8, 1998, the Company completed the acquisition of substantially all of the assets of DataXchange Network, Inc., a Florida corporation ("DataXchange"), pursuant to the terms of an Agreement and Plan of Reorganization and Liquidation dated as of December 4, 1998 (the "DataXchange Purchase Agreement") by and among the Company, DataXchange and certain shareholders of DataXchange. The consideration for the assets acquired was comprised of up to 535,000 shares of common stock of the Company, 410,000 of which were issued at closing, and warrants to purchase up to 535,000 shares of common stock of the Company, 410,000 of which were issued at closing. The remaining 125,000 shares of common stock and warrants to purchase 125,000 shares of the Company's common stock are payable by the Company upon achievement of certain financial performance objectives as set forth in the DataXchange Purchase Agreement and are subject to reduction for the amount of damages, if any, awarded to the Company for losses suffered by the Company as a result of breaches of DataXchange's and DataXchange's shareholders' representations and warranties set forth in the DataXchange Purchase Agreement and related agreements. The consideration that the Company agreed to pay to DataXchange was determined through arm's-length negotiation. There was no material relationship between the parties prior to the acquisition. The Company intends to continue to utilize substantially all of the assets acquired from DataXchange in the same manner that DataXchange utilized the assets prior to their acquisition by the Company. A copy of the DataXchange Purchase Agreement and a copy of the press release dated December 9, 1998 announcing the DataXchange asset purchase are attached hereto as Exhibits 2.4 and 99.6, respectively.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements are filed as a part of this Report:

     (a)  Financial statements of business acquired.

          Financial statements of DataXchange are not included herewith, as it is impracticable to include such financial statements with this Current Report. Such financial statements will be included in an amendment to this Current Report not later than 60 days after the date that this Current Report is required to be filed.

     (b)  Pro forma financial information.

          Pro forma financial information giving effect to the acquisition of the assets of DataXchange is not included herewith, as it is impracticable to include such pro forma financial information with this Current Report. Such pro forma financial information will be included in an amendment to this Current Report not later than 60 days after the date that this Current Report is required to be filed.

     (c)  Exhibits.

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2.4   Form of Agreement and Plan of Reorganization and Liquidation by and
Among Rocky Mountain Internet, Inc., DataXchange Network, Inc., and Certain of the Shareholders of DataXchange Network, Inc., dated as of December 8, 1998.

99.6 News Release dated December 9, 1998 announcing the acquisition of the assets of DataXchange Network, Inc.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by its behalf by the undersigned hereunto duly authorized.


                                        Rocky Mountain Internet, Inc.
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                                        (Registrant)

Date: December 21, 1998                 By:  /s/ Peter J. Kushar
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                                             Peter J. Kushar, Secretary,
                                             Treasurer, and Chief Financial
                                             Officer